Exhibit 10.29

11th August 2006

To GreenGas NGV (Asia) Limited

11fl. Kian Gwan Building ‘B’,
138-152 Wireless Road,
Lumpinee, Patuwan,
Bangkok, 10330, Thailand

Subject: Agreement with United States Energy Initiatives Inc. (USEI)

The agreement with USEI signed on the 30th may 2006, with Autogas (Asia) Limited, is irrevocably assigned for the complete and unnumbered benefit of Green Gas NGV (Asia) Limited.

The perpetuity of the agreement is unaffected by this assignment.

Signed 11th day of August 2006.

/s/ Robin Hughes

Robin Hughes
Director